UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 23, 2024

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Announcement of David H. Anderson’s Decision to Retire from his Position as Chief Executive Officer of NW Holdings and NW Natural

David H. Anderson, Chief Executive Officer (CEO) of Northwest Natural Holding Company (NW Holdings) and Northwest Natural Gas Company (NW Natural) informed the Board at its May 23, 2024 meeting of his decision to retire from his position as CEO of NW Holdings and NW Natural effective April 1, 2025. Mr. Anderson remains a director of NW Holdings and NW Natural.

Mr. Anderson began serving as NW Natural’s President and CEO in July 2016 and began serving as President and CEO of NW Holdings from its inception in 2018. As of May 2023, as part of the Company’s ongoing succession planning, Mr. Anderson relinquished his position as President but continued to serve as NW Holdings and NW Natural’s Chief Executive Officer. Mr. Anderson previously held positions at NW Natural, including as President and Chief Operating Officer from August 2015 to July 2016, as Executive Vice President and Chief Operating Officer from February 2014 to July 2015, as Executive Vice President of Operations and Regulation from February 2013 to February 2014, and as Senior Vice President and Chief Financial Officer from when he joined NW Natural in 2004 to February 2013. Before joining NW Natural, Mr. Anderson was Senior Vice President and Chief Financial Officer at TXU Gas. He previously held executive positions within TXU Corporation (formerly Texas Utilities) including Senior Vice President and Chief Accounting Officer, and Vice President of Investor Relations and Shareholder Services. Mr. Anderson currently serves as Chair of the Board for all of NW Holdings’ and NW Natural’s wholly owned subsidiaries. Mr. Anderson holds a Bachelor of Business Administration in Accounting from Texas Tech University and is a retired Certified Public Accountant and Chartered Global Management Accountant.

Announcement of the Designation of Successor for the Position of Chief Executive Officer

At the May 23, 2024 Board meeting, the Boards of NW Holdings and NW Natural designated Mr. Justin B. Palfreyman, President of NW Holdings and NW Natural, as successor to the office of CEO of NW Holdings and NW Natural, upon Mr. Anderson’s retirement. The Boards expect to formally appoint Mr. Palfreyman to the position of CEO and to specify his compensation and benefits at a future date.

In connection with ongoing succession planning, Mr. Palfreyman, who is 45, was appointed President of NW Holdings and NW Natural in May 2023. Mr. Palfreyman previously held the position of Senior Vice President, Strategy and Business Development of NW Natural since February 2023. Prior to that he was Vice President, Strategy and Business Development of NW Natural from February 2017 to 2023 and Vice President, Business Development of NW Natural from 2016 to February 2017. Prior to joining NW Natural, Mr. Palfreyman was a Director in the Power, Energy and Infrastructure Group at Lazard, Freres & Co. from 2009 to 2016 and previously worked in the Infrastructure Investment Banking Group at Goldman Sachs. He has also held various positions in finance, strategy and business development at both Apex Learning and Accenture in Seattle, Washington. Mr. Palfreyman is also President and a member of the Board of NW Holdings’ wholly owned subsidiary, NW Natural Water Company, LLC and its subsidiaries, as well as of NW Natural’s wholly owned subsidiary NW Natural RNG Holding Company, LLC, and its subsidiaries. He also serves as a member of the Board of NW Holdings’ wholly owned subsidiary, NW Natural Renewables Holdings, LLC and its subsidiaries. Mr. Palfreyman graduated from Pacific Lutheran University with a Bachelor of Business Administration. He also holds a Master of Business Administration from The University of Chicago Booth School of Business and a Master of Public Policy from The University of Chicago Irving B. Harris School of Public Policy.

Item 7.01	Regulation FD Disclosure
On May 23, 2024, NW Holdings and Northwest Natural NW Natural issued a press release announcing David H. Anderson’s decision to retire from his position as CEO of NW Holdings and NW Natural effective April 1, 2025 and the Board of Directors' designation of Mr. Justin B. Palfreyman, President of NW Natural and NW Holdings, as successor to the office of CEO, upon Mr. Anderson’s retirement. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Holdings or NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, expectations, timing, goals, strategies, commitments, future events, investments, succession planning, executive officer retirements and promotions, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. We therefore caution you against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit	Description

99.1	Press Release of Northwest Natural Holding Company and Northwest Natural Gas Company, issued May 23, 2024 (furnished and not filed).
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	May 23, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	May 23, 2024	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary